Exhibit 99.2

Investor Presentation July 2021

Disclaimer 2 Disclaimer This presentation is for information purposes only to assist interested parties in making their own evaluation with respect t o t he proposed business combination (the “Business Combination”) between HeartFlow Holding, Inc. (“HeartFlow”) and Longview Acquisition Corp. II (“Longview”). The information contained herein does not purport to be al l - i nclusive, and none of HeartFlow, Longview, or any of their prospective affiliates, or any of their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation. You should consul t y our own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation, you confirm that you are not re lyi ng upon the information contained herein to make any decision. Forward - Looking Statements This document includes certain statements, estimates, targets, forward - looking statements and projections (collectively, “forwar d - looking statements”) that reflect assumptions made by HeartFlow concerning anticipated future performance of HeartFlow and its industry. Such forward - looking statements are based on significant assumptions and subjective judgments concerning anticipated results, which are inherently subject to risks, variability and contingencies, many of which are beyon d H eartFlow’s control. Factors that could cause actual results to differ from these forward - looking statements include, but are not limited to, HeartFlow’s limited commercial track record, levels of adoption of the HeartFlow Analysis by healthcare providers, the availability and adequacy of coverage and reimbursement for the HeartFlow Analysis, HeartFlow’s ability to obtain regulatory approvals and comply with legal and regulatory requirements, healthcare industry trends, competition, general economic conditions and the availability and terms of financin g. Such forward - looking statements may be identified by the use of words like “anticipate”, “believe”, “estimate”, “expect”, “intend”, “may”, “plan”, “will”, “should”, “seek ”, “can”, "continue", "shall", "would", "predict", "potential", "seem", "future", "outlook" and similar expressions and include any financial projections or estimates or pro forma financial information set forth herei n. You are cautioned that any such forward - looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially f rom those projected in the forward - looking statements. Neither Longview nor HeartFlow undertake any duty to update these forward - looking statements or the other information contained in this presentation. Neither Longview nor HeartFlow makes any representation or warranty, express or implied, as to the accuracy or completeness of this document or any other information (wh ether written or oral) that has been or will be provided to you. Nothing contained herein or in any other oral or written information provided to you is, nor shall be relied upon as, a pro mise or representation of any kind by Longview or HeartFlow. Without limitation of the foregoing, Longview and HeartFlow expressly disclaim any representation regarding any projections c onc erning future operating results or any other forward - looking statement contained herein or that otherwise has been or will be provided to you. Neither Longview nor HeartFlow shal l b e liable to you or any prospective investor or any other person for any information contained herein or that otherwise has been or will be provided to you, or any action heretofore o r h ereafter taken or omitted to be taken, in connection with this potential transaction . Use of Projections This Presentation contains financial forecasts with respect to HeartFlow’s projected financial results for its fiscal years 2021 through 2025. HeartFlow’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in th is Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections s hou ld not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and a re subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the pros pec tive financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of HeartFlow, or that actual results will not di ffer materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representati on by any person that the results contained in the prospective financial information will be achieved .

Disclaimer (continued) 3 Industry and Market Data In this Presentation, Longview and HeartFlow rely on and refer to certain information and statistics obtained from third - party s ources which they believe to be reliable. Neither Longview nor HeartFlow has independently verified the accuracy or completeness of any such third - party information. Trademarks This Presentation contains trademarks, service marks, trade names and copyrights of Longview, HeartFlow and other companies, whi ch are the property of their respective owners. Important Information About the Business Combination and Where to Find It In connection with the proposed Business Combination, Longview intends to file with the Securities and Exchange Commission (t he “SEC”) a registration statement on Form S - 4 (the “Registration Statement”), which will include a preliminary proxy statement/prospectus and a definitive proxy statement/prosp ect us, and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of Longview’s common stock in connection with Longview’s solicitation of proxies for the vote by Longview’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus re lat ing to the offer and sale of the securities of Longview to be issued in the Business Combination. Longview’s stockholders and other interested persons are advised to read, when available, th e preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as well as other documents f ile d with the SEC in connection with the proposed Business Combination, as these materials will contain important information about the parties to the Business Combination Agreement, L ong view and the proposed Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus and other relevant materials for the pro posed Business Combination will be mailed to stockholders of Longview as of a record date to be established for voting on the proposed Business Combination and other matters as may be de scr ibed in the Registration Statement. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other doc uments filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Longvi ew Acquisition Corp. II, 767 Fifth Avenue, 44th Floor, New York, NY 10153, Attention: Mark Horowitz, Chief Financial Officer or to info@longviewacquisition.com. Participants in the Solicitation Longview and its directors and executive officers may be deemed participants in the solicitation of proxies from Longview’s s toc kholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Longview will be contained in the Reg ist ration Statement for the Business Combination, when available, and will be available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Longview Acquisition Cor p. II, 767 Fifth Avenue, 44th Floor, New York, NY 10153, Attention: Mark Horowitz, Chief Financial Officer or to info@longviewacquisition.com. Additional information regarding the interests of suc h participants will be contained in the Registration Statement when available. HeartFlow and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Longview in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the Registration Statement when available. No Offer or Solicitation This presentation shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer ing of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Today’s Presenters 4 Transaction Overview Company Overview Larry Robbins Chairman Longview Acquisition Corp. II Amp Resources John Stevens, M.D. President & CEO, Co - founder HeartFlow Charles A. Taylor, Ph.D. Founder, Chief Technology Officer HeartFlow

• Longview Acquisition Corp. II (“Longview II”) is a Special Purpose Acquisition Corporation (“SPAC”) brought public as an affiliate of Glenview Capital Management • Initially capitalized with $690 million in cash in trust in March 2021 trading under the ticker LGV • Glenview Capital was founded in 2000 by Larry Robbins and is currently in its 21 st year of active public markets investing with a focus on the healthcare market Transaction Overview 5 HeartFlow is preparing to go public through a SPAC Merger with Longview Acquisition Corp. II HeartFlow and Longview II signed a Letter of Intent on June 14, 2021 and entered into a definitive merger agreement on July 15, 2021. The parties seek to close the merger in 4Q 2021. • HeartFlow Holding, Inc. (“HeartFlow”) is revolutionizing precision “ heart care ” with non - invasive personalized cardiac tests and enterprise software suite solutions, which provide unprecedented assessment of patients’ coronary artery anatomy and function, enabling physicians to make more informed care decisions in order to drive better outcomes and lower costs • Pre - SPAC funding of $543 million helped to create a significant IP portfolio with 400+ issued patents worldwide built upon 25 years of innovation beginning at Stanford University

Transaction Overview Sources Equity to HeartFlow Stockholders $2,150.0 Longview Cash Held in Trust 1 690.0 Pre - Closing Return of Capital 1,2 (91.0) Total Sources 2 $2,749.0 Uses Equity to HeartFlow Stockholders $2,150.0 Cash to Balance Sheet 1,2 346.5 Cash for Secondary Purchases 110.0 Debt Retirement, Interest and Related Fees 4 74.2 Transaction Fees and Expenses 46.2 Deferred Underwriting Fee 22.2 Total Uses $2,749.0 Illustrative Pro Forma Ownership Existing HeartFlow Rollover Shares 73.0% LGV Public Shares 21.6% LGV Sponsor Shares 5.4% Pro Forma Valuation Share Price $10.00 Diluted Shares Outstanding 3 277.375 Equity Value $2,773.8 (+) Debt 4 -- ( - ) Cash 5 400.0 Enterprise Value $2,373.8 2023E 2024E 2025E Revenue $205 $345 $525 EV / Revenue 11.6x 6.9x 4.5x 6 1. Assumes no redemptions. 2. Excludes the Forward Purchase Agreement (FPA) provided by funds managed by Glenview Capital Management, LLC. The FPA provides a backstop for the first $25mm of redemptions of Longview common stock at $10 per share. Additionally, if redemptions exceed $200mm, the FPA provides for a backstop of up to another $25mm of redemptions of Longview common stock at $10 per share. 3. Estimated fully diluted shares outstanding based on (i) 250.0mm common shares owned by: Longview Public Shareholders (59.9mm) ; L ongview Sponsor/Board (15.0mm); and legacy HeartFlow ( 175.1mm ); (ii) 37.4mm warrants and options outstanding held by legacy HeartFlow to be exercised using the Treasury Stock Method ( 27.4mm net); and (iii) excluding 12.0mm Longview public warrants and 9.2mm Longview sponsor warrants. 4. Projected HeartFlow debt at 06/30/21; assumes $74.2mm of debt retired with transaction proceeds. 5. Projected HeartFlow cash balance at 06/30/21 of $82mm less projected cash burn through transaction closing of $29mm plus cash to balance sheet of $346mm. • HeartFlow will be appropriately capitalized with ~$400mm of net cash (assuming no redemptions) post - closing • Up to $91mm of cash in trust will be returned to LGV shareholders via special dividend immediately prior to closing • LGV shareholders will receive approximately $1.319 per share (based off of 69mm shares outstanding) concurrent with closing and LGV will implement a reverse split of ~0.868:1 to re - establish a base investment price of $10.00 per LGV share • No PIPE was required given a) the size of the LGV SPAC and b) the high caliber of pre - existing shareholders rolling equity including Baillie Gifford, Blue Venture Fund, HealthCor , and Wellington, among others • In an expression of partnership and long - term optimism in the growth investment case, Longview committed to a 3 - year lock - up on its sponsor shares • In the interest of alignment and capital efficiency, LGV will surrender sponsor shares on a pro - rata basis to the pre - closing return of excess capital • Vast majority of prior shareholders rolling equity with de minimis (~5%) secondary purchases for early venture investors and employees with greater than 8 years tenure • The parties seek to close the merger in 4Q 2021 ($ in mm, except per share values ) Key Highlights

• Address a Significant, Unmet Medical Need • Heart disease is #1 cause of death • Largest component of chronic health spend • Current imaging standard of care is fundamentally flawed • Proprietary, Innovative Technology With Significant Intellectual Property Portfolio • 400+ issued patents worldwide • Highest cardio diagnostic accuracy driven by big data analytics • More for Less – Clinical Benefit and Systemic Cost Reduction Broadly Cited • 425+ peer - reviewed publications, included in clinical practice guidelines • FDA clearance, CE Mark, Japan PMDA Approval • US coding, coverage and payment established, Medicare + 96% of commercial payers • Highly Attractive Business Model • SaaS model combining fee - per - analysis and subscription • Developing integrated, cloud - based heart care tech product suite • Compelling Investment Driven By a Significant Growth Opportunity and Reasonable Valuation • Opportunity within $50B TAM to move from a “fraction of a fraction” of testing today to a “majority of a majority” with a more robust standard of care • Brought public at 11.6x EV / 2023E Revenue for premier precision healthcare growth asset HeartFlow Met Every Longview Criteria 7 60+ targets reviewed Extensive diligence focused on 2 premier targets 1 optimal partner

Executive Summary • Driven by a mission to improve cardiovascular care for patients, physicians, providers and payers … • Addressing the number one cause of death and largest component of chronic health spend… • HeartFlow developed and introduced a revolutionary precision “heart care” technology that disrupts the status quo … • Empowering physicians with an AI - enabled, cloud - based enterprise software suite … • Transforming cardiovascular disease risk assessment, diagnosis, planning, and treatment management … • Delivering precise, personalized and enhanced care decisions for patients… • Providing significant clinical evidence, leveraging a strong intellectual property portfolio … • Unlocked barriers driving adoption by key cardiology societies, providers and payers… • Aligned with and enabling of healthcare’s mega trends … • With a predictable and attractive SaaS model combining fee - per - analysis and base subscription layers… • Augmented by a robust software pipeline to fuel a significant TAM story for years to come… • Fueling a compelling high growth outlook … • Brought to the market at an attractive valuation … • Led by a strong team … • Fortified by experienced investment partners … • Collectively driving societal and commercial impact by enabling access to optimized care for all patient populations . 1 2 3 4 5 6 7 8 9 12 10 11 13 8 14 15 16

Driven by a Mission to Improve Cardiovascular Care for Patients, Physicians, Providers and Payers 9 1 2 1

Addressing the Number One Cause of Death and Largest Component of Chronic Health Spend Source: CDC Division for Heart Disease and Stroke Prevention, 2019; American Heart Association, 2017; Yelin et. al. 10 1 out of every 3 deaths Cardiovascular Disease Costs Will Exceed $1 Trillion by 2035, Warns the American Heart Association Nearly Half of Americans Will Develop Pre - existing CVD Conditions About 1 in every 6 health care dollars is spent on cardiovascular disease… Center for Health Metrics and Evaluation 1 billion people in the world at moderate to high risk today More than twice as many deaths as the 2nd most common cause (cancer) 2

The “Status Quo” Heart Disease Care Pathway Dominated by Echo & Nuclear Stress Testing is Suboptimal 11 Stress Echocardiography SPECT & PET Nuclear Scans Treadmill ECG Risk Assessment Non - invasive Testing 10M non - invasive tests in the US alone every year UNDETECTED DISEASE 20 - 30% FALSE NEGATIVES: Patients sent home with their undetected coronary disease 2 UNNECESSARY PROCEDURES 55% FALSE POSITIVES: Patients sent for an invasive angiogram have no obstructive coronary artery disease (CAD) 1 3 Annual Physical Blood Pressure Blood Tests Body Mass Index Calcium Scoring Multiple possible starting points Multiple layers of testing Invasive Testing 2M+ catheterizations in the US alone every year 3 Reliance on Invasive Pathway for Confirmation 1. Patel, et al. N Engl J Med 2010. Patel, et al. AHJ 2014. Danad , et al. JAMA Cardiology 2017. 2. Arbab - Zadeh , Heart Int 2012. Yokota, et al. Neth Heart J 2018. Nakanishi, et al. J Nucl Cardiol 2018. 3. Maroney, et al. Catheterization & Cardiovascular Interventions 2012.

Treatment Planning Plaque 1 CTA - based Fractional Flow Reserve (FFR CT ) & Myocardial Blood Flow 2 12 3 HeartFlow Developed and Introduced a Revolutionary Precision “Heart Care ” Technology that Disrupts the Status Quo HeartFlow’s product suite leverages and builds upon a foundational technology platform Precision Diagnostics Coronary Computed Tomography Angiography (CTA) Optimization of Therapy Informed Clinical Decision Anatomic Stenosis 1 Diagnosis Treatment Optimization Risk and Prognosis 1. Currently in development and not available for clinical use. 2. Images not representative of actual product.

• AI - powered modeling of all coronary arteries • H ighest diagnostic accuracy driven by big data analytics • Compliant cloud computing to protect sensitive data • Secure bi - directional data transmission to / from hospital IT systems ADVANCED TECH • Helps explain symptoms, providing peace - of - mind • Fewer physician visits, fewer tests, no additional radiation • Non - invasive, virtual, integrates with telemedicine • Easy to understand, personalized model available on any device (web, mobile, tablet, electronic health records ) 13 PATIENT - CENTRIC Empowering Physicians with an AI - enabled, Cloud - based Enterprise Software Suite 4

14 Risk Assessment (Prevention) Precision Diagnostics Optimization of Therapy Monitoring (Pre or Post Treatment) Risk Score for Asymptomatic Patients* PreRead* Plaque* Planner Medical Therapy Planning* CABG Planning* Stent & Bypass Graft Monitoring* FFR CT *Currently in development and not available for clinical use. Plaque* FFR CT Transforming Cardiovascular Disease Risk Assessment, Diagnosis, Planning, and Treatment Management 5

15 Delivering Precise, Personalized and Enhanced Care Decisions for Patients 6 Assess Monitor Diagnose Plan Treat Assess Diagnose Plan Monitor Treat 5 1 2 3 4 • The historical path to diagnosing CAD is unclear, unreliable, insufficient and ineffective • Patients and staff benefit from a "one stop, closed loop test" that encourages dialogue between specialties • The CTA + HeartFlow pathway enables physicians to more accurately diagnose patients with suspected CAD by combining two powerful, non - invasive technologies; coronary CTA and the HeartFlow Analysis • Delivers superior per - vessel diagnostic performance than other non - invasive cardiac tests • Provides anatomical and lesion - specific functional information in a single - patient visit • Identifies functional disease other non - invasive cardiac tests may overlook • Physicians can use HeartFlow’s Planner to virtually model clinical scenarios vessel - by - vessel, explore treatment strategies for patients with CAD before each procedure, review cases with colleagues, and ensure a clear picture of the initial treatment plan • Reduces radiation exposure by up to 50% compared to a SPECT test • Ongoing patient monitoring coupled with patient history ensures physicians and patients will remain vigilant about CAD • HeartFlow use leads to more informed and more personalized clinical care decisions which drives improved patient outcomes

16 16 AGE: 68. SEX: MALE HISTORY: ASYMPTOMATIC, FAMILY HISTORY OF HEART DISEASE * Currently in development and not available for clinical use. AGE: 60 SEX: MALE HISTORY: SYMPTOMATIC, FAMILY HISTORY OF HEART DISEASE * Currently in development and not available for clinical use.

≫ 16 company - sponsored clinical trials and registries addressing accuracy and outcomes ≫ 100+ investigator - initiated studies ≫ 425+ peer - reviewed publications , including JAMA, JACC, Circulation, American Journal of Cardiology, European Heart Journal and Heart ≫ Studied in >10,000 patients ≫ Demonstrated safety with long - term data out to 5 years ≫ Developed and trained on more than 15 million CT images ROBUST EVIDENCE 17 Providing Significant Clinical Evidence 7 Since inception, HeartFlow has been committed to producing comprehensive clinical evidence to substantiate the diagnostic accuracy, safety, efficacy, cost - effectiveness, and utility of its product portfolio 1. Driessen, et al. J Am Coll Cardiol 2019. Nørgaard , et al. J Am Cardiol 2014. 2 . Douglas, et al. J Am Coll Cardiol 2016. 3 . Curzen , et al. TCTConnect 2020. 4 . Karády , et al. JAMA Network Open 2020. Higher diagnostic accuracy than any other non - invasive cardiac test 1 40% reduction in layered testing 3 83% reduction in unnecessary invasive coronary angiograms 2 Better outcomes at lower costs than functional stress testing in cost - effectiveness analysis 4 36% improvement in cath lab efficiency 3 $2.7B annual cost - savings delivered to CMS through reduction of invasive diagnostic procedures 2

18 Unmatched IP Portfolio Built on 25 Years of Innovation 400+ Issued patents worldwide 2 Petabytes+ of Coronary I maging D ata 15 Million+ Annotated CT Images Expected to double in next 12 months 7 Leveraging a Strong Intellectual Property Portfolio HeartFlow’s differentiated IP portfolio provides a powerful competitive advantage, while a significant imaging database fuels an AI - based technology roadmap to drive incremental automated product enhancements

8 Unlocked Barriers Driving Adoption by Key Cardiology Societies, Providers and Payers HeartFlow has unlocked key barriers to adoption of their technology offering 19 Technology & Healthcare Competency x Experienced, diverse management team with relevant tech and cardiology backgrounds Clinical Evidence x 425+ peer - review publications Regulatory Clearance x FDA Clearance x CE Mark x Japan PMDA Approval Business Model / Go - to - Market Strategy x Hybrid of fee - per - analysis and subscription Society Endorsements x U.S. : Anticipated chest pain guidelines from American College of Cardiology (ACC) and AHA x Europe : Chronic coronary syndrome diagnosis guidelines from European Society of Cardiology (ESC) x Japan : Chronic coronary heart disease guidelines from Japanese Circulation Society (JCS) Payer Coverage & Reimbursement x Coding: US CPT codes established + UK & Japan reimbursement coverage in - place x Coverage: US Medicare & 96% of US commercial lives x Prior Authorization: 69% of US covered lives have streamlined process

20 Unlocked Barriers Driving Adoption by Key Cardiology Societies, Providers and Payers 8 The CTA + HeartFlow pathway is recognized by key cardiology societies “ Unless obstructive CAD can be excluded based on clinical evaluation alone, either non - invasive functional imaging or anatomical imaging using coronary CTA may be used as the initial test to rule out or establish the diagnosis of CCS.” 2019 Guidelines on Diagnosis & Management of Chronic Coronary Symptoms (CCS) Multimodality Cardiovascular Imaging in the Midst of COVID - 19 Pandemic “CTA can be used to rapidly evaluate multiple forms of cardiac disease” and “identifying patients with CAD who can be treated conservatively, (e.g., excluding high risk anatomy or through the use of FFR CT to exclude functionally significant lesions).” Clinical Guideline (CG95) , Nov. 2016 x Prioritizes CTA pathway Medical Technologies Guidance (MTG32), Feb. 2017, Apr. 2021 x Endorses HeartFlow as essential part of CTA pathway Innovation Technology Payment Programme , Apr. 2018 x Provides funding for full adoption across NHS Sites NHS England / NHS Improvement Funding Mandate , Apr. 2021 x Mandates adoption of AI - powered HeartFlow to fight CHD x HeartFlow is included in the ACC and AHA “appropriate use criteria” for coronary revascularization x HeartFlow can be used in lieu of invasive alternatives in National Cardiology Data Registry to validate PCI appropriateness

21 System - Wide Adoption 1. Top 50 Heart Hospitals as designated by US News and World Report 2. Includes 71% coverage with local coverage determinations and 29% on a case - by - case basis 80% of the T op 50 Heart Hospitals 1 in the US H ave Adopted HeartFlow Large healthcare systems have initiated the adoption of the CTA + HeartFlow pathway for the majority of patients in need of a non - invasive test for CAD Unlocked Barriers Driving Adoption by Key Cardiology Societies, Providers and Payers 8 The CTA + HeartFlow pathway is trusted by leading US hospitals and has been prioritized by US payers 96% US commercial lives covered 100% Local coverage in the US with Medicare MACs 2 69% O f US covered lives have streamlined prior authorization requirements Two Agreements Signed Six Agreements Under Review

We believe the true way to deliver “better” healthcare while reducing costs is to equip clinicians with superior technology that fundamentally informs better care management decisions Universal Access Earlier Diagnosis & Intervention Value - Based Care Harnessing AI & Big Data Collaboration Through the Cloud Chronic Disease Management Personalized Medicine Disruptive Digital Health Informatics Value - Based Care Provider - Centric Approach • Clinically superior, simple to - use, easy to interpret, with straightforward reimbursement • Integrated with healthcare practitioner and powered by AI and deep ML to inform personalized medical Improved Outcomes • More precise diagnosis • More informed risk assessment • Optimized treatment strategies • M ore proactive monitoring Reduced Cost • Optimal treatment for each patient • Reduce unnecessary invasive coronary angiograms • Reduce layered testing Aligned With and Enabling of Healthcare’s Mega Trends 9 HeartFlow is the definition of value - based care 22

Fee - per - analysis for delivery of FFR CT and Plaque 1 23 • FFR CT • Plaque Comprehensive engagement with customer sites drives land, retain, and expand strategy Revenue Model Subscription provides access to bundle of advanced product features Products • PreRead • Myocardial Insights • Planner Products • Positions HeartFlow to be an indispensable partner for the development of CTA + HeartFlow diagnostic programs & treatment pathways • Facilitates engagement of HeartFlow for all CTAs performed by a hospital / health system • Facilitates appropriate penetration of FFR CT based on CTA volume • Enhances customer workflow and efficiency supporting growth and adoption of CTA Predictable and Attractive SaaS Model Combining Fee - per - analysis and Base Subscription Layers Historically successful business model incorporates hybrid approach of fee - per - analysis (consumption based at a fixed per test rate) and enterprise software suite subscription (annual bundled contract) 1. Plan assumes Plaque is initially included in the annual subscription bundle. However, the mid - term goal is to un - bundle on a fee - per - analysis basis similar to FFR CT . 10 Benefits

24 Augmented by a Robust Software Pipeline to Fuel a Significant TAM 11 HeartFlow is developing a comprehensive, integrated cloud - based heart care technology product suite to help physicians make more optimal cardiovascular care decisions FFR CT Planner PreRead Myocardial Insights Plaque Analysis Anatomy and physiology via personalized, interactive 3D model Stenosis and image q uality data for all CTA patients Percent myocardium affected 2 Plaque visualization, quantification and characterization Planning PCI and revascularization procedures Cleared 2H 2021 Approval: Launch: 1H 2022 1 1H 2022 1H 2022 1 2H 2022 Cleared 2H 2022 1. Anticipated regulatory approval following submission for regulatory clearance in 2H 2021 . 2. Image not representative of actual product.

25 Augmented by a Robust Software Pipeline to Fuel a Significant TAM 11 From a fraction of a fraction to a majority of a majority • Over the coming 15 years, we envision HeartFlow moving from a small minority of coronary CTA scans to being attached to the v ast majority • Additionally, over the same period we envision coronary CTA scans will move from 5% to 80% of patients based upon our current understanding of the safety and efficacy of HeartFlow FFR CT compared with stress echo and nuclear SPECT stress testing alternatives 5% 95% 80% 20% Stress testing (echo and nuclear) CTA Only CTA + HeartFlow 67% 33% 100% PreRead 67% Plaque 33% FFR CT In cases where CTA scans are used, HeartFlow FFR CT is still under - penetrated HeartFlow management believes that CTA + HeartFlow will become the dominant solution in cardiovascular disease management as a wholesale shift away from stress testing occurs 15 Years of Market Growth Today Future Non - Invasive Cardiac Testing Utilization as a Percentage of Cases

26 Asymptomatic / Preventative Today Near Term Medium Term Long Term FFR CT Fee Per Analysis $10.1B Symptomatic Total: $10.1B Total: $10.8B Total: $17.9B Total: $49.7B 11 Augmented by a Robust Software Pipeline to Fuel a Significant TAM HeartFlow has a clear projected development path to grow TAM from $10B to $50B + Heart C are Product Suite (incl. Plaque) $ 0.7B Plaque Fee Per Analysis $ 7.1B HeartFlow Risk Assessment $ 24.0B Plaque Fee Per Analysis $ 5.1B FFR CT Fee Per Analysis $ 2.7B Launch of subscription - based revenue model in late 2022 Migration of Plaque to Fee Per Analysis 1. Based on HeartFlow and Longview analysis. TAM shown is based on data for US, UK, Europe and Japan: Karády , et al. JAMA Network Open 2020; Wall, et al. Int J Cardiovasc Imaging 2011; Rahsepar , et al. Curr Cardiovasc Imaging Rep. 2015; Asher, et al. Openheart , 2019; Japan Circulation Society survey data, 2020; Wang et al. AJR Am J Roentgenol . 2008; Curzen , N. FORECAST Study, TCT 2020. 2019 Population US Census, Euro Stat, Office for National Statistics UK, Statistics Bureau o f J apan; Yang et al. BMJ Open 2017; Hales CM, Carroll MD. NCHS Health E - Stat. 2020; 2013 ACC/AHA Guideline on the Assessment of cardiovascular risk; Choi et al. JAC C 2008. Illustrative HeartFlow TAM Evolution 1 Access Risk Assessment market broadly , driving asymptomatic FFR CT and Plaque uptake

$23 $42 $92 $205 $345 $525 $0 $200 $400 $600 2020A 2021E 2022E 2023E 2024E 2025E 27 Fueling a Compelling High Growth Outlook 12 Revenue ($ millions) 33% ~54% ~69% ~78% ~82% ~85% 0% 20% 40% 60% 80% 100% 2020A 2021E 2022E 2023E 2024E 2025E Gross Margin 1. New customer site additions primarily in the US, the UK, and Japan 2. Increased utilization and attachment rate of FFR CT to CTA at current sites 3. Launch of Enterprise Suite subscription inclusive of PreRead in 4Q22 4. Incremental guideline + reimbursement enhancements to place CTA on parity with SPECT 5. Cardiology suite shift from stress testing => CTA enhanced by HeartFlow 6. Execution of automation roadmap to drive case analysis / process efficiencies 2021 - 2025 Plan Management believes that HeartFlow’s financial forecast is supported by a highly predictable and leverageable business model with a robust commercial pipeline, favorable industry tailwinds, and no customer churn Key Growth Drivers * * *The financial information for 2020 is preliminary, unaudited and subject to revision upon completion of HeartFlow's closing and audit processes.

13 Brought to the Market at an Attractive Valuation HeartFlow and Longview II believe HeartFlow is priced at a significant discount to the relevant comp sets despite offering materially faster revenue growth and superior margin prospects 28 Revenue CAGR 1,2 EV/Revenue 1,2 % Gross Margin 1,2 ’21E - ’23E ’21E - ’25E 2023E 2024E 2025E 2023E 2025E Disruptive Tools & Specialty Dx 37% 21% 16.7x 13.4x 10.6x 75% 76% High Growth MedTech 42% 19% 11.7x 9.8x 8.2x 77% 79% SaaS / Software 23% 16% 18.0x 14.6x 12.0x 81% 82% All Comparable Mean 33% 18% 15.7x 12.8x 10.4x 78% 80% 120% 88% 11.6x 6.9x 4.5x 78% 85% 1. Bloomberg as of July 9, 2021. 2. Represents the mean for each trading comparable set unless otherwise noted.

Charles A. Taylor, Ph.D.* Founder, Chief Technology Officer Stanford University, GE John Stevens, M.D.* President & CEO, Co - founder Heartport , Amp Resources, Stanford University Nicky Espinosa General Counsel, Chief Ethics and Compliance Officer Brobeck , Phleger & Harrison, Illumina, Intuitive Surgical Christopher Zarins , M.D. Founder, SVP, Medical Affairs Stanford University, Univ. of Chicago Renata Naoumov Chief People Officer Dow, GE, HSBC 29 Leadership Team Led by a Strong Team 14 Senior Team Auston Davis VP, Chief Information Security Officer Stanford Children’s Health, Visa, Symantec Sophie Khem VP, Process & Quality Engineering Boston Scientific, Evalve Hisakazu Shimizu GM, HeartFlow Japan Cardinal Health, Cordis Christophe Lecas VP, Engineering Microsoft, Samsung, Symantec Heather Brown SVP, Market Access & Reimbursement 3DR, Ziosoft Tim Fonte SVP, Customer Success Stanford University, Cameron Health Dustin Michaels SVP, Strategic Accounts FlowCardia , Percusurge , AneuRx Jennie Kim VP, Global Marketing Abbott, MSL, Weber Shandwick Souma Sengupta VP, Upstream Marketing & CT Applications General Electric, Imatron Sarah Mullen VP, Clinical Operations Carbylan , Spiracur , ev3 *indicates individual also serves on the Board of Directors Campbell Rogers, M.D. Chief Medical Officer Brigham & Women’s Hospital, Johnson & Johnson Lance Scott Chief Commercial Officer Abbott, Zephyr Health, Edwards Lifesciences Windi Hary Chief Regulatory & Quality Officer Stentor, Philips William C. Weldon* Board Chair Former Chairman & CEO, J&J Joost de Schutter VP, Finance Thermo Fisher, Prysm, RenovoRX, Philips

• Longview II is sponsored by an affiliate of Glenview Capital Management, a registered investment adviser • Glenview brings extensive public market experience in the healthcare industry with a long - term orientation across provider, payer, distributor and medical product companies • Culture of Suggestivism has created shareholder value and lasting bonds Investment Professionals with Significant Knowledge and Experience 21 st Year Managing Funds Meaningful LT Outperformance vs. S&P 500 13 Years Average Tenure of Senior Management Extensive C - Level Corporate Contacts 13 Company Stocks Held for 10+ Years 300+ Industry Experts Assist in the Creation of Proprietary Research Larry Robbins – Chairman, Longview Acquisition Corp. II • CEO and Founder of Glenview Capital Management • Board Chair: KIPP NY Inc. • Lead Independent Director: Butterfly Network • Board Member: Robin Hood Foundation, Zearn , Relay GSE • Previously served as Partner at Omega Advisors and Associate at Gleacher & Co. Mark Horowitz – CFO, Longview Acquisition Corp. II John Rodin – CEO, Longview Acquisition Corp. II • Partner and Co - President of Glenview Capital Management for 17+ years • Previously served as President of Fantex Brokerage • Started his career with Goldman Sachs • Co - President of Glenview Capital Management for 17+ years • Previously served on the senior management team at Axiom Legal Solutions • Prior to that, worked as a corporate and securities lawyer at Cravath , Swaine & Moore and Brobeck , Phleger & Harrison • Partner and Co - Head of Healthcare of Glenview Capital Management for 9+ years • Currently serves as a Director of Quanta Dialysis Technologies and Tesseract Health • Prior healthcare investing experience in private equity at Water Street Healthcare Partners and investment banking within the Global Healthcare Group of Barclays Capital Lee Hathaway – Partner, Co - Head of Healthcare, Glenview Capital Management Fortified by Experienced Investment Partners 15 30

Fortified by Experienced Investment Partners 15 31 Existing HeartFlow Investor Base

Enabling Access to Optimized Care for All Patient Populations Unlock & Penetrate Significant TAM Expand & Enhance Access to Care Improve Quality of Care Reduce Cost Improve Diagnostic Accuracy Improve Patient Experience Disruptive, Best - in - class Non - invasive Precision Heart Care Robust Intellectual Property Estate Tailwind Due to Shift from Stress Testing to CTA + FFR CT Clinical, Regulatory, Reimbursement and Commercial Product Roadmap Expansion via Plaque and Asymptomatic Assessment Attractive Hybrid Commercial Model AI - powered Modeling with the Highest Diagnostic Accuracy Peer - review Publications, Medical Society Endorsements, and Payer Engagement Societal & Commercial Opportunity HeartFlow’s Technical Strengths 32 16 Investors’ collective investment and partnership with HeartFlow will achieve meaningful societal goals

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